Supplement dated October 17, 2014
to the Prospectus, of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Multi-Manager Diversified Income Fund	6/23/14
Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund	6/23/14
The description of the investment objective and principal investment strategies of the following underlying fund in Appendix A — Underlying Funds — Investment Objectives and Strategies is hereby deleted and replaced in its entirety with the following description:
Columbia Variable Portfolio – Strategic Income Fund
Columbia Variable Portfolio – Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund has substantial exposure to fixed income/debt markets. The Fund has the flexibility to invest in any sector of the fixed income market and across the credit quality spectrum. The Fund may invest in U.S. Government bonds and notes (including those of its agencies and instrumentalities, and of government-sponsored enterprises), U.S. and international (including developed, developing and emerging markets) bonds and notes, investment grade corporate (or similar) bonds and notes, mortgage- and other asset-backed securities, high yield (i.e., junk) instruments, floating rate loans and other floating rate debt securities, inflation-protected/linked securities, convertible securities, cash/cash equivalents, as well as foreign government, sovereign and quasi-sovereign debt investments. The Fund’s investments may include non-U.S. dollar denominated instruments. The Fund may also invest in preferred securities. The Fund does not seek to maintain a particular dollar-weighted average maturity or duration target.
The Fund may invest in derivatives, such as forward foreign currency contracts for investment and hedging purposes; futures (including bond futures for managing yield curve); swaps (including credit default swaps, credit default swap indexes, and interest rate swaps for hedging purposes, and total return swaps for investment purposes); options (including options on listed futures for hedging purposes); and interest-only (IO) and principal-only (PO) bonds for investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. The Fund also may invest in private placements.
The rest of the section remains the same.
S-6674-1 A (10/14)